UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2006

SABRE HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12175	75-2662240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092
(Address of Principal Executive Offices) (Zip Code)

(682) 605-1000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 8, 2006, we completed the sale of the Solana building and associated improvements, and certain undeveloped land and other property rights, at our Southlake, Texas headquarters (the “Property”) to Maguire Partners as well as our five-year leaseback of the Solana building from Maguire. We completed the sale of the Property after exercising our option under the Capital Lease Facility with CSL Leasing, Inc. to purchase the Property, and we used the proceeds from the sale to repay a portion of the Capital Lease Facility. As a result, on December 8, 2006, we amended our Capital Lease Facility to remove the Property from the facility.

As previously disclosed in our Form 8-K dated September 1, 2006 and filed on September 8, 2006, we plan to vacate the Solana building in late 2007 or early 2008 and to re-accommodate the approximately 1,200 employees currently occupying the Solana building in two other headquarters buildings in Southlake, Texas. Upon vacating the Solana building in late 2007 or early 2008, we expect to take a one-time charge of approximately $31 to $36 million related to future obligations under the leaseback. Thereafter, we expect to generate approximately $10 million in annual savings by reducing lease and other operating expenses, and interest expenses, related to our headquarters facilities.

We will file a copy of the amendment to the Capital Lease Facility as an exhibit to our Form 10-K for the year ended December 31, 2006.

All terms and charges described in all sections of this Form 8-K are subject to change as we finalize plans. Statements in this Form 8-K which are not purely historical facts or which necessarily depend upon future events, including statements about our plans to vacate the Solana building, anticipated charges, future annual savings or other statements about anticipations, beliefs, expectations or intentions, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to us on the date this report was submitted. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to our ability to reduce our headquarters facilities expense and generate resulting savings. We may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-K with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By: /s/ James F. Brashear
James F. Brashear
Corporate Secretary

Dated: December 11, 2006